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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 9, 1996


                            COMMISSION FILE NUMBER 0-12853


                         ELECTRO SCIENTIFIC INDUSTRIES, INC.



                   OREGON                                   93-0370304
(STATE OR OTHER JURISDICTION OF INCORPORATION) (IRS EMPLOYER IDENTIFICATION NO.)


13900 N.W. SCIENCE PARK DRIVE, PORTLAND, OREGON                    97229
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)

         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (503) 641-4141


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                         ELECTRO SCIENTIFIC INDUSTRIES, INC.
                                       FORM 8-K


Item 5.  Other Events

The registrant issued the following press release on August 9, 1996:

Portland, Oregon (August 9, 1996) -- Electro Scientific Industries, Inc.
(NASDAQ - ESIO) announced that due to current market conditions the agreement to acquire Applied Intelligent Systems, Inc. (AISI) will not be completed as previously announced.

In announcing the decision, Donald R. VanLuvanee, ESI President and CEO, said "We are disappointed, but due to market factors we cannot proceed as originally planned. The machine vision market continues to be a focus for ESI. Both companies will continue to explore opportunities for cooperation."

ESI, headquartered in Portland, Oregon, designs and manufactures sophisticated products used around the world in electronics manufacturing including: laser manufacturing systems for semiconductor yield improvement; production and test equipment for the manufacture of surface mount ceramic capacitors; laser trim systems for precise electrical tuning of circuits; precision laser machining systems; and machine vision systems.


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                         ELECTRO SCIENTIFIC INDUSTRIES, INC.

                                      SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ELECTRO SCIENTIFIC INDUSTRIES, INC.




Dated:  August 13, 1996           By   /s/ Barry L. Harmon
                                       -------------------
                                       Barry L. Harmon, Senior Vice President
                                       and Chief Financial Officer


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